Dimensional ETF Trust
Dimensional U.S. Equity ETF

SUPPLEMENT TO THE
SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION
OF THE PORTFOLIO LISTED ABOVE

The purpose of this Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated February 28, 2024 of the Dimensional U.S. Equity ETF (the “Portfolio”), a series of Dimensional ETF Trust, is to notify shareholders that the name of the Portfolio is being changed.

Effective September 13, 2024, the Portfolio will change its name to the Dimensional U.S. Equity Market ETF and all references to “Dimensional U.S. Equity ETF” in the Portfolio’s Summary Prospectus, Prospectus, and SAI will be replaced with “Dimensional U.S. Equity Market ETF.”

The date of this Supplement is September 3, 2024